         INDENTURE, dated as of December 15, 1994, between CCP Insurance, Inc., an Indiana corporation (the "Company"), and LTCB Trust Company, a New York corporation, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY


         The Company has duly authorized the creation of an issue of 10 1/2% Senior Notes due 2004 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.1 Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Articles IV, VI and X, are defined in those Articles.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.4.

                  "Affiliate" of any Person  (hereinafter  "first Person") means
(i) any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such first Person; or (ii) any Person who is a director or executive officer (as defined in Rule 3b-7 of the Exchange Act) of either: (1) such first Person, or (2) any Person described in clause (i) above. For the purposes of this definition, "control" of a Person means the power, direct or indirect, to direct or cause the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Board of Directors" means the board of directors of the Company or any duly authorized committee of the Board of Directors of the Company.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institu tions in New York are authorized or obligated by law, regulation or executive order to close.

                  "Capital Lease Obligation" of a Person means any obli gation that is required to be classified and accounted for as a capital lease on the face of a balance sheet of such person pre pared in accordance with generally accepted accounting princi ples; the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including any Preferred Stock.

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                  "Commission" means the Securities and Exchange Commission,  as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its President or a Vice President, and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 165 Broadway, New York, New York 10006, Attention: Corporate Trust Administration.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section 3.7.

                  "Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, initially The Depository Trust Company, a limited-purpose trust company organized under the Banking Law of the State of New York ("DTC"), or any successor Depositary which shall succeed DTC pursuant to the applicable provisions of Article III this Indenture.

                  "Event of Default" has the meaning specified in Article V.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "Generally accepted accounting principles" or "GAAP" means generally accepted accounting principles as in effect from time to time and as implemented by the Company.

                  "Global Security" means a Security evidencing all or part of the Securities issued in accordance with Article III herein.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means (a) any liability of any Person (1) for borrowed money, or under any reimbursement obligation relating to a letter of credit (other than letters of credit obtained in the ordinary course of business), or (2) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than accounts payable or other indebtedness to trade creditors arising in the ordinary course of business), or
(3) for the payment of money relating to a Capital Lease Obligation; (b) any liability of others described in the preceding clause (a) that the Person has guaranteed or that is otherwise its legal liability; and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b) above.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof).

                  "Obligation(s)" means any principal, interest, premium, penalties, fees and other liabilities and obligations due under the documentation governing any Indebtedness (including interest after the commencement of any bankruptcy, insolvency, rehabilita tion, liquidation, conservation, supervision or similar proceedings).

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of coun sel, who may be counsel for the Company or the Trustee, and who shall be reasonably acceptable to the Trustee.

                  "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities thereto fore authenticated and delivered under this Indenture, except:

                  (a)  Securities   theretofore  cancelled  by  the  Trustee  or
         delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; and Securities, except to the extent provided in Sections 4.2 and 4.3, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article IV; and

                  (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of, or interest on, any Securities on behalf of the Company and initially shall be the Trustee.

                  "Person" means any individual, corporation, partner ship, joint venture, association, joint-stock or limited liabil ity company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Preferred Stock," as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the first day (whether or not a Business Day) in the month of the Interest Payment Date.

                  "Responsible Officer," when used with respect to the Trustee, means any officer assigned to the Corporate Trust Office, including any Vice President, Assistant Vice President, Assistant Secretary or any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "Securities" or "Security" has the meaning specified in the first recital of this Indenture.

                  "Security   Register"  and  "Security   Registrar"   have  the
respective meanings specified in Section 3.5.

                  "Significant Subsidiary" means any Subsidiary with (i) assets which constituted at least 10% of the Company's consolidated total assets, or
(ii) revenues which constituted at least 10% of the Company's consolidated total revenues, or (iii) net earnings which constituted at least 10% of the Company's consolidated total net earnings, all as determined as of the date of the Company's most recently prepared quarterly financial statements for the 12-month period then ended.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

                  "Stated Maturity," when used with respect to any security or any installment of interest on any security, means the date specified in such security as the fixed date on which the principal of such security or such installment of interest, respectively, is finally due and payable, except as otherwise provided in the case of Capital Lease Obligations.

                  "Subsidiary" means a corporation of which a majority of the Capital Stock having voting power under ordinary circum stances to elect a majority of the board of directors is owned directly or indirectly by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

                  "Trustee" means the Person named as "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 9.5.

                  "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  Section 1.2 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants the compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and, if requested by the Trustee, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 314(a)(4) of the Trust Indenture Act) shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such individual, he has made such examination or investiga tion as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

                  Section 1.3 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, any one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the informa tion with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Any certificate or opinion of an officer of the Company or any Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate, statement or opinion of an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate, statement or opinion with respect to the accounting matters upon which such certificate or opinion is based is erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 1.4 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instru ments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instru ments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing, or of a writing appointing any such agent, may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  Section 1.5 Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if mailed by registered or certified mail, return-receipt requested, to the Trustee addressed to it at its principal Corporate Trust Office and to the attention of Corporate Trust Administra tion or at any other address previously furnished in writing to the Holders and the Company by the Trustee; or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as provided in Section 5.1(c)) hereunder if in writing and mailed by certified or registered mail, return-receipt requested, to the Company addressed to it at 11825 N. Pennsylvania Street, Carmel, Indiana 46032, Attention: General Counsel, or any other address previously furnished in writing to the Trustee by the Company.

                  Section 1.6 Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Section 1.7 Trust Indenture Act. This Indenture shall include the provisions of the Trust Indenture Act required or automatically deemed to be incorporated herein. If any provision hereof limits, qualifies or conflicts with another provision hereof or deemed to be incorporated herein which is required to be included or incorporated in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                                       -10

                  Section 1.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section  1.9  Successors   and  Assigns.   All  covenants  and
agreements in this Indenture by the Company shall bind its suc cessors and assigns, whether so expressed or not.

                  Section 1.10 Separability Clause. In case any provi sion in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceabil ity of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.11 Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.12 Governing Law. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  Section 1.13 Legal Holidays. In any case where any Interest Payment Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

                  Section 1.14 Counterparts. This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

                  Section 1.15 Immunity of Shareholders, Directors, Officers and Agents of the Company and the Trustee. The Trustee recognizes and agrees that the obligations of the Company under the Indenture and the Securities and all documents delivered in the name of the Company in connection herewith and therewith do not and shall not constitute personal obligations of the directors, officers or shareholders, as such, past, present or future, of the Company, and shall not involve any claim against or personal liability on the part of any of them, and the Trustee agrees to look solely to the assets of the Company in respect thereof and agrees not to seek recourse against such directors, officers or shareholders of the Company or any of their personal assets for such satisfaction.

                  The obligations of the Trustee under the Indenture and the Securities do not and shall not constitute personal obliga tions of the directors, officers, shareholders or agents, as such, past, present or future, of the Trustee and shall not involve any claim against or personal liability on the part of any of them and no person shall seek recourse against such directors, officers, shareholders or agents of the Trustee or any of their personal assets for satisfaction thereof.


                                   ARTICLE II

                                 SECURITY FORMS

                  Section 2.1 Forms Generally. The Securities and the Trustee's certificate of authentication shall be in substantially the form set forth in this Article, with such appropriate inser tions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with rules of any securities exchange or as may, consis tently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  The Securities shall be typed, printed, lithographed, photocopied or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  Section 2.2 Form of Face of Security. The form of the face of the Global Securities shall be as set forth below (If a Security is issued in definitive form, the form of such definitive security will be identical to the form of the face of the Global Security, except that the three legends appearing immediately beneath the title of the Security shall be omitted):

                               CCP INSURANCE, INC.

                          10 1/2% Senior Notes due 2004


THIS NOTE IS A REGISTERED GLOBAL NOTE AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY ("DTC").

UNLESS THIS REGISTERED GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM THIS REGISTERED GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. _______________                                              $______________
CUSIP NO. _________

                  CCP Insurance, Inc., an Indiana corporation (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________ or registered assigns, the principal sum of ____________ Dollars on December 15, 2004 at the office or agency of the Company referred to below, and to pay interest thereon on June 15, 1995, and semi annually thereafter, on December 15 and June 15 in each year, accruing from December 15, 1994 at the rate of 10 1/2% per annum until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor securities of the same series) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of, and interest on, this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                        CCP INSURANCE, INC.



                                       By:
                                          ---------------------------------


                                      SEAL
Attest:



- -------------------------------


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This   is   one  of  the   Securities   referred   to  in  the
within-mentioned Indenture.

                                      LTCB TRUST COMPANY,
                                         as Trustee



                                       By
                                          -----------------------------------
                                           Authorized Signature

                  Section 2.3 Form of Reverse of Security. (a) The form of the reverse of the Securities shall be as set forth below:

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 10 1/2% Senior Notes due 2004 (herein called the "Securities") limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $200 million, issued and to be issued under an indenture (herein called the "Indenture") dated as of December 15, 1994, between the Company and LTCB Trust Company, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default, in each case upon compliance with certain conditions set forth therein.

                  The Securities may not be redeemed prior to their maturity.

                  If an Event of Default shall occur and be continuing, there may be declared due and payable in the manner and with the effect provided in the Indenture the principal of this Security, plus all accrued and unpaid interest to and including the date the Securities become due and payable.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in New York, New York, or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made to the Holders for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to and at the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   ARTICLE III

                                 THE SECURITIES

                  Section 3.1 Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $200 million, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.3, 3.4, 3.5, 3.6, or 9.6.

                  The Securities shall be known and designated as the "10 1/2% Senior Notes due 2004." Their Stated Maturity shall be December 15, 2004. The Securities shall bear interest at the rate of 10 1/2% per annum from December 15, 1994 or from the most recent interest payment date to which interest has been paid, as the case may be, payable on June 15, 1995 and semiannually thereafter on December 15 and June 15 of each year to the Person in whose name the Security or any predecessor Security is registered at the close of business on the June 1 or December 1 next preceding such interest payment date until the principal thereof is paid or duly provided for. Interest on any overdue principal amount shall be payable on demand.

                  The principal of, and interest on, the Securities shall be payable, at the office or agency of the Company maintained for such purpose in New York, New York or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

                  The Securities are not redeemable prior to Stated Maturity.

                  At the election of the Company, the entire indebtedness on the Securities or certain of the Company's Obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article IV.

                  Section 3.2 Denominations. The Securities shall be issuable only in fully registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

                  Section 3.3 Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Secu rities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Com pany Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signer and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  In case the Company, pursuant to Article VIII, shall be consolidated or merged with or into any other Person or shall convey, transfer or lease substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer or disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VIII, any of the Securities authen ticated or delivered prior to such consolidation, merger, convey ance, transfer or disposition may, from time to time, at the request of the successor Person, be exchanged for other Securi ties executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surren dered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a succes sor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so except upon original issuance. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

                  Section 3.4 Temporary Securities. Pending the preparation of definitive Securities or a permanent Global Security, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities or a permanent Global Security in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities or beneficial interests in a permanent Global Security, as the case may be, upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to
Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities or beneficial interests in a permanent Global Security, as the case may be.

                  Section 3.5 Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 10.2 a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes referred to as the "Security Register") in which subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering securities and transfers of Securities as herein provided, subject to Section 10.2.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount.

                  At the option of the Holder, Securities (except a Global Security) may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or to a nominee of such successor Depositary.

                  The Depositary must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation.

                  If at any time the Depositary for the Securities notifies the Company that it is unwilling or unable to continue as Depositary for the Securities or if at any time the Depositary for the Securities shall no longer be eligible as provided in the preceding paragraph, the Company shall appoint a successor Depositary with respect to the Securities. If a successor Depositary for the Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a written order of the Company for the authentication and delivery of definitive Securities, will authenticate and deliver as specified in such written order, Securities in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities in exchange for such Global Security or Securities.

                  The Company may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities, will authenticate and deliver as specified in such written order, Securities in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities in exchange for such Global Security or Securities.

                  In any exchange provided for in either of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities in definitive registered form in authorized denominations.

                  Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for the Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer, or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his or her attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.3, 3.4 or 9.6 not involving any transfer.

                  Section 3.6 Mutilated, Destroyed, Lost and Stolen Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay any such Security.

                  Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section 3.6 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 3.7 Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name the Security (or one or more predecessor securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, and such money when deposited shall be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his or her address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective predecessor securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 3.8 Persons Deemed Owners. Prior to and at the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, and (subject to Section 3.7) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  Section 3.9 Cancellation. All Securities surrendered for payment, registration of transfer or exchange shall be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless by a Company Order the Company directs that cancelled Securities be returned to it.

                  Section  3.10   Computation  of  Interest.   Interest  on  the
Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE IV

                       DEFEASANCE AND COVENANT DEFEASANCE

                  Section 4.1 Company's Option to Effect Defeasance or Covenant Defeasance. The Company may, at its option by Board Resolution, at any time, with respect to the Outstanding Securities, elect to have either Section 4.2 or
Section 4.3 be applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article IV.

                  Section 4.2 Defeasance and Discharge. Upon the Company's exercise under Section 4.1 of the option applicable to this Section 4.2, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.5 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, and, upon written request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive solely from the trust fund described in
Section 4.4 and as more fully set forth in such Section, payments in respect of the principal of, and interest on, such Securities when such payments are due,
(B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6 and 10.2, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under
Section 6.7, and (D) this Article IV.

                  Section 4.3 Covenant Defeasance. Upon the Company's exercise under Section 4.1 of the option applicable to this Section 4.3, the Company shall be released from its obligations under any covenant contained in Section
10.4 (except to the extent it applies to the continued corporate existence of the Company) and Sections 10.6 and 10.7, with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(c), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                  Section 4.4 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 4.2 or
Section 4.3 to the Outstanding Securities:

                  (1) The Company shall  irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with the provisions of this Article IV applicable to it) as trust funds in trust for the purpose of the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, and interest on, the Outstanding Securities on the Stated Maturities of such principal and interest installments; provided that the Trustee shall have been irrevocably instructed, by Company Order, to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by such custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as subsec tions 5.1(f) and (g) are concerned, at any time during the period ending on the 91st day after the date of such deposit.

                  (3) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest as defined in
         Section 6.8 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                  (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (5) In the case of an election under Section 4.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (6) In the case of an election under Section 4.3, the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance.

                                       -28

                  (7) In the case of an election under either Section 4.2 or 4.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit neither consti tutes, nor is qualified as, a regulated investment company under the Investment Company Act of 1940.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 4.2 or the covenant defeasance under Section 4.3 (as the case may be) have been complied with.

                  Section 4.5 Deposited Money and U.S. Government Obligations to Be Held in Trusts; Other Miscellaneous Provisions. All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively for purposes of this section 4.5, the "Trustee") pursuant to Section 4.4 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Anything in this Article IV to the contrary notwith standing, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 4.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                  Section 4.6 Reinstatement. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with this Article IV by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article IV until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with this Article IV; provided, however, that, if the Company has made any payment of interest on, or principal of, any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee.


                                    ARTICLE V

                                    REMEDIES

                  Section 5.1  Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment when due of the principal of any Security at its Stated Maturity; or

                  (b) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (c)  default  in the  performance,  or  breach,  of any terms, covenant or warranty of the Company contained in the Securities or this Indenture, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the
         Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) default with respect to any Obligation of the Company (other than its Obligations under the Secu rities), or of any Subsidiary, whether as principal, guarantor, surety or other obligor, for the payment of any Indebtedness having an aggregate principal amount in excess of $10 million and (i) either (1) such default is upon the Stated Maturity of such Indebt edness or (2) as a result of such default the maturity of such Indebtedness has been accelerated prior to its Stated Maturity and (ii) such Indebtedness has not been paid in full or such acceleration has not been rescinded, annulled, or waived prior to the entry of a final judgment in favor of the holders thereof; or

                  (e) one or more final and nonappealable judg ments, orders or decrees which require the payment in money, either individually or in an aggregate amount, of more than $10 million shall be entered against the Company or any Subsidiary or any of their respective properties which is not adequately covered by insurance or bond (subject to reasonable deductibles) and shall not be discharged and there shall have been a period of 60 days during which stays of the enforcement of such judgments or orders, by reason of pending appeal or otherwise, shall not be in effect; or

                  (f) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, rehabilita tion, liquidation, conservation or supervision or other similar law now or hereafter in effect or appointing a custodian, rehabilitator, conservator, supervisor, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary for any substan tial part of its or their property, or ordering the winding up or liquidation of its or their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (g) the commencement by the Company or any Sig nificant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, rehabilitation, liquidation, conservation or supervision or other similar applicable law now or hereafter in effect, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or pro ceeding under any applicable Federal or State bank ruptcy, insolvency, rehabilitation, liquidation, conservation or supervision or other similar applicable law now or hereafter in effect, or to the commencement of any bankruptcy, insolvency or similar case or proceeding against it, or the consent by the Company or any Significant Subsidiary to the filing of such petition or the appointment of or taking possession by a receiver, liquidator, assignee, custodian, rehabili tator, conservator, supervisor, trustee, sequestrator or similar official of the Company or any such Signifi cant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action.

                  The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which is or with the giving of notice or the lapse of time would become an event which is or with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

                  Section 5.2 Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall, declare the principal of all the Securities to be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest to the date the Securities become due and payable, by a notice in writing to the Company and, upon any such declaration such principal and all interest and other amounts shall become due and payable, immediately. If an Event of Default specified in Section 5.1(f) or
(g) occurs and is continuing, then the principal of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (1) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                           (2)  all overdue interest on all Securities,

                           (3) the principal of any Securities which have become
                  due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                           (4) to the extent  that  payment of such  interest is
                  lawful, interest upon overdue interest at the rate borne by the Securities; and

                  (b) all Events of Default, other than the nonpayment of principal of the Securities which have become due solely by such declaration of acceleration, shall have been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereon.

                  Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

                  (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of principal of any Security at the Stated Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  Section 5.4 Trustee May File Proofs of Claims. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, rehabilitation, conservation, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 5.5 Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  Section 5.6 Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all  amounts  due the Trustee  under
         Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

                  Section 5.7 Limitation of Suits. No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to the Trustee against the cost, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, distribute or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  Section 5.8 Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, and (subject to Section 3.7) interest on, such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  Section 5.9 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

                  Section 5.10 Rights and Remedies Cumulative. Except as provided in Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Trustee and the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 5.12 Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 6.1, that the Trustee determines is unduly prejudicial to the rights of other Holders of Securities or would involve the Trustee in personal liability with respect to which reasonable indemnity satisfactory to the Trustee is not available; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to the taking of any action hereunder, the Trustee shall be entitled to reasonable indemnification satisfactory to the Trustee against all losses and expenses caused by taking or not taking such action. This paragraph shall be in lieu of Section 316(a)(1)(A) of the Trust Indenture Act and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

                  The Company may state a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted by Subsection 316(a) of the Trust Indenture Act. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of Securities furnished to the Trustee pursuant to Section 7.1 of this Indenture prior to such solicitation.

                  Section 5.13 Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default:

                  (a) in the payment of the principal of or interest on any Security, for which a waiver of past default shall require the consent of each Holder of Outstanding Securities, or

                  (b) in respect of a covenant or  provision  hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected for which a waiver of past default shall require the consent of each Holder of Outstanding Securities.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  Section 5.14 Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   THE TRUSTEE

                  Section 6.1 Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default:

                  (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements for this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its negligent action, its own negligent failure to act, or its own willful misconduct, except that no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this section and to the provisions of the Trust Indenture Act.

                  Section 6.2 Notice of Defaults. Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

                  Section 6.3 Certain Rights of Trustee. Subject to the provisions of Section 6.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and Opinion of Counsel;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it herein in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, condition, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  Section 6.4 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein, and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

                  Section 6.5 May Hold Securities. The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  Section 6.6 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

                  Section 6.7 Compensation and Reimbursement. The Company agrees
(a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  To secure the Company's payment obligations in this Section 6.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee except such money and property held in trust to pay principal of and interest on particular Securities. Such payment obligations and lien shall survive satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(f) or (g) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any federal or state bankruptcy law.

                  Section 6.8 Qualification of Trustee; Conflicting Interests. The Trustee shall be subject to and comply with the provisions of Section 310(b) of the Trust Indenture Act regarding the disqualification of the Trustee in the event that it acquires any conflicting interest as therein defined.

                  Section 6.9 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which satisfies the requirements of Trust Indenture Act Sections 310(a)(1) and 310(a)(5), has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by Federal or State authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 6.10 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d)  If at any time:

                  (i) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 6.8 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months unless the Trustee's duty to resign is stayed in accordance with Section 310(b) of the Trust Indenture Act, or

                  (ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (1) the Company by a Board Resolution may remove the Trustee, or (2) subject to Section 315(e) of the Trust Indenture Act, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall not have been appointed by the Company, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, and the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Trustee or the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 315(e) of the Trust Indenture Act, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  Section 6.11 Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject to the lien provided in Section 6.7. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers, trusts and duties.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  Notwithstanding replacement of the Trustee pursuant to Section 6.10, the Company's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

                  Section 6.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  Section 6.13 Preferential Collection of Claim Against Company. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of that Act. If the present or any future Trustee shall resign or be removed, it shall be subject to
Section 311(a) of the Trust Indenture Act to the extent provided therein.


                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  Section 7.1 Preservation of Information; Company to Furnish Trustee Names and Addresses of Holders. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. Neither the Company nor the Trustee shall be under any responsibility with regard to the accuracy of such list. The Company, in furnishing information concerning Holders to the Trustee, and the Trustee will satisfy the requirements imposed upon each of them by Section 312(a) of the Trust Indenture Act.

                  Section 7.2 Communications to Holders. Holders may communicate with other Holders with respect to their rights under this Indenture or under the Securities pursuant to Section 312(b) of the Trust Indenture Act. The Company and the Trustee and any and all other Persons benefitted by this Indenture shall have the protection afforded by Section 312(c) of the Trust Indenture Act.

                  Section 7.3 Reports by Trustee. Within 60 days after each May 15, commencing May 15, 1995, the Trustee shall mail to Holders a brief report dated as of such date that complies with Section 313(a) of the Trust Indenture Act, but only if such report is required in any year under such Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with Sections 313(b) and 313(c) of the Trust Indenture Act. At the time of its mailing to Holders, a copy of each report shall be filed with the Commission and with each stock exchange on which the Securities are listed. The Company shall notify the Trustee when and if the Securities are listed on any stock exchange.

                  Section 7.4 Reports by Company. The Company shall file such annual and/or periodic reports and certificates with the Trustee and/or with the Commission and/or with the Holders as are required by the provisions of Section 314(a) of the Trust Indenture Act. Reports filed with the Commission shall be filed with the Trustee within fifteen days thereafter.


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  Section 8.1 Company May Consolidate, Etc., Only On Certain Terms. (a) The Company shall not consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to any Person, unless:

                  (i) either (1) the Company shall be the continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person that acquires, by sale, assignment, conveyance, transfer, lease or disposition, all or substantially all of the properties and assets of the Company as an entirety (A) shall be a corporation, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and interest on, all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (ii) immediately before and immediately after giving pro forma effect to such transaction (and treating any Indebtedness not previously an obligation of the Company or a Subsidiary which becomes the obligation of the Company or any of its Subsidiaries or such Person and its subsidiaries in connection with or as a result of such transaction as having been incurred by the Company at the time of such transaction), no Default shall have occurred and be continuing; and

                  (iii) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the conditions specified in clauses (i) and (ii) above have been satisfied.

                  Section 8.2 Successor Substituted. Upon any consoli dation or merger, or any sale, assignment, conveyance, transfer or disposition of all or substantially all of the properties and assets of the Company, as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such sale, assignment, conveyance, transfer or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  Section 9.1 Supplemental Indentures without Consent of Holders. Without the consent of any Holders, the Company when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (c) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters arising under this Indenture; provided, that, in each such case, such provisions shall not adversely affect the interests of the Holders; or

                  (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.5 or otherwise.

                  Section 9.2 Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof; or

                  (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences) provided for in this Indenture; or

                  (c) modify any of the  provisions  of this  Section or Section
         5.13 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

                  Upon the request of the Company, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 9.3 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 9.4 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  Section  9.5  Conformity   with  Trust  Indenture  Act.  Every
supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  Section 9.6 Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                  Section 9.7 Record Date. The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture or any waiver. If a record date is fixed those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such supplemental indenture or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                                    ARTICLE X

                                    COVENANTS

                  Section 10.1 Payment of Principal and Interest. The Company will duly and punctually pay the principal of, and interest on, the Securities in accordance with the terms of the Securities and this Indenture.

                  Section 10.2 Maintenance of Office or Agency. The Company will maintain an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee at its Corporate Trust Office shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

                  Section 10.3 Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or not more than one Business Day before each due date of the principal of, or interest on, any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  If the Company is not acting as Paying Agent, the Company will, not later than the close of business one Business Day prior to each due date of the principal of, or interest on, any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                  If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, or interest on, Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Company in the making of any payment of principal or interest;

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, or interest on, any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, or mail to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

                  Section 10.4 Corporate Existence. Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance in compliance with the terms of this Indenture.

                  Section 10.5 Compliance Certificate. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating as to each such officer signing such Officers' Certificate, that to the best of his or her knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto). The Officers' Certificate delivered pursuant to this Section 10.5 shall include the signature of the Company's principal executive officer, the principal financial officer or the principal accounting officer.

                  Section 10.6 Limitation on Issuance or Disposition of Stock of Significant Subsidiaries. The Company will not, nor will it permit any Significant Subsidiary to, issue, sell or otherwise dispose of any shares of Capital Stock (other than non-voting Preferred Stock) of any Significant Subsidiary, except for (i) directors' qualifying shares; (ii) sales or other dispositions to the Company or to one or more wholly-owned Significant Subsidiaries; (iii) the sale or other disposition of all or any part of the Capital Stock of any Significant Subsidiary for consideration which is at least equal to the fair value of such Capital Stock as determined by the Company's board of directors (acting in good faith); or (iv) any issuance, sale, assignment, transfer or other disposition made in compliance with an order of a court or regulatory authority of competent jurisdiction, other than an order issued at the request of the Company or any Significant Subsidiary.

                  Section 10.7  Limitation on Liens.  Except as provided  below, neither the Company nor any Significant Subsidiary may incur, issue, assume or guarantee any Indebtedness secured by a Lien on any property or assets of the Company or any Significant Subsidiary, or any shares of Capital Stock of any Significant Subsidiary, without effectively providing that the Securities (together with, if the Company shall so determine, any other Indebtedness which is not subordinated to the Securities) shall be secured equally and ratably with (or prior to) such Indebtedness, so long as such Indebtedness shall be so secured; provided, however, that this covenant shall not apply to Indebtedness secured by (i) Liens existing on the date of the Indenture; (ii) Liens on property of, or on any shares of stock of, any corporation existing at the time such corporation becomes a Significant Subsidiary or merges into or consolidates with the Company or a Significant Subsidiary; (iii) Liens on property or on shares of stock existing at the time of acquisition thereof by the Company or any Significant Subsidiary; (iv) Liens to secure the financing of the acquisition, construction or improvement of property, or the acquisition of shares of stock by the Company or any Significant Subsidiary, provided that such Liens are created not later than one year after such acquisition or, in the case of property, not later than one year after completion of construction or commencement of commercial operation, whichever is later, are limited to the property acquired, constructed or improved or the shares of stock acquired and do not secure indebtedness in excess of the cost of such acquisition, construction or improvement; (v) Liens in favor of the Company or any wholly-owned Subsidiary; (vi) Liens required by governmental authorities; and
(vii) any extension, renewal or replacement as a whole or in part, of any Lien referred to in the foregoing clauses (i) to (vi) inclusive; provided, however, that (a) such extension, renewal or replacement Lien shall be limited to all or a part of the same property or shares of stock that secured the Lien extended, renewed or replaced and (b) the Indebtedness secured by such Lien at such time is not so increased.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

                  Section 11.1 No Right of Redemption. The Securities may not be redeemed prior to their Stated Maturity.

                                   ARTICLE XII

                           SATISFACTION AND DISCHARGE

                  Section 12.1  Satisfaction  and Discharge of  Indenture.  This
Indenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) as to all Outstanding Securities and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (a) either (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                  (2) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in the trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 shall survive and, if money shall have been deposited with the Trustee pursuant to subclause (2) of Subsection (a) of this Section, the obligations of the Trustee under Section
12.2 and the last paragraph of Section 10.3 shall survive.

                  Section 12.2 Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 12.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                CCP INSURANCE, INC.



                                By /s/ STEPHEN C. HILBERT
                                   -------------------------------
                                  Name:Stephen C. Hilbert
                                  Title:Chairman of the Board and
                                           Chief Executive Officer


Attest:/s/LAWRENCE W. INLOW
       ----------------------
        Name: Lawrence W. Inlow
        Title:Secretary



                                LTCB TRUST COMPANY,
                                     as Trustee


                                By /s/HELMUT LANGEFELD
                                   --------------------------
                                  Name:Helmut Langefeld
                                  Title:Executive Vice President


Attest:/s/ BARBARA BEVELAQUA
       ---------------------
        Name:Barbara Bevelaqua
        Title:Vice President

STATE OF NEW YORK)
                  ) ss.:
COUNTY OF RICHMOND)



                  On the 22nd day of December, 1994, before me personally came Helmut Langefeld, to me known, who being by me duly sworn, did depose and say that he/she resides at 204 Euston Road Garden City, NY 11530; that he is Executive Vice President of LTCB Trust Company, one of the entities described in and which executed the above instrument; that he/she knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such entity; and that he/she signed his/her name thereto pursuant to like authority.


                                                                 (NOTARIAL SEAL)


                                                  /s/EDNA G. ASTUTO
                                                  ------------------------------
                                                  Notary Public of the State
                                                  of New York

STATE OF INDIANA)
                   )ss.:
COUNTY OF  HAMILTON)



                  On the 20th day of December, 1994, before me personally came Stephen C. Hilbert, to me known, who being by me duly sworn, did depose and say that he/she resides at c/o 11825 North Pennsylvania Street, Carmel,Indiana; that he is Chairman of CCP INSURANCE, INC., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that he signed his name thereto pursuant to like authority.


                                                                 (NOTARIAL SEAL)


                                                  /s/ Cindy J. Newman
                                                  ------------------------------
                                                  Notary Public of Indiana
                                                  Hamilton County

                               CCP INSURANCE, INC.

                                                          as Issuer

                                       and



                               LTCB TRUST COMPANY

                                                          as Trustee



                            -------------------------


                                    INDENTURE



                          Dated as of December 15, 1994



                            -------------------------



                   $200,000,000 10 1/2% Senior Notes due 2004

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of December 15, 1994

Trust Indenture Act Section                                                           Indenture Section


ss.ss.310(a)(1) ...........................................................                         6.9
         (a)(2) ...........................................................                         6.9
         (a)(3) ...........................................................              Not Applicable
         (a)(4) ...........................................................              Not Applicable
         (a)(5) ...........................................................                         6.9
         (b) ..............................................................                   6.8, 6.10
ss.ss.311(a) ..............................................................                        6.13
         (b) ..............................................................                        6.13
ss.ss.312(a) ..............................................................                         7.1
         (b) ..............................................................                         7.2
         (c) ..............................................................                         7.2
ss.ss.313(a) ..............................................................                         7.3
         (b) ..............................................................                         7.3
         (c) ..............................................................                         7.3
         (d) ..............................................................                         7.3
ss.ss.314(a) ..............................................................                         7.4
         (a)(4) ...........................................................                         1.2
         (b) ..............................................................              Not Applicable
         (c)(1) ...........................................................                         1.2
         (c)(2) ...........................................................                         1.2
         (c)(3) ...........................................................              Not Applicable
         (d) ..............................................................              Not Applicable
         (e) ..............................................................                         1.2
ss.ss.315(a) ..............................................................                      6.1(a)
         (b) ..............................................................                    1.5, 6.2
         (c) ..............................................................                      6.1(b)
         (d) ..............................................................                         6.1
         (e) ..............................................................                         1.7
ss.ss.316(a) ..............................................................                        5.12
         (a)(1)(A) ........................................................                   5.2, 5.12
         (a)(1)(B) ........................................................                        5.13
         (a)(2) ...........................................................              Not Applicable
         (b) ..............................................................                         5.8
         (c) ..............................................................                        5.12
ss.ss.317(a)(1) ...........................................................                         5.3
         (a)(2) ...........................................................                         5.4
         (b) ..............................................................                        10.3
ss.ss.318(a) ..............................................................                         1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                                                 TABLE OF CONTENTS



                                                     ARTICLE I
                              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.1              Definitions...................................................................
         Section 1.2              Compliance Certificates and Opinions..........................................
         Section 1.3              Form of Documents Delivered to Trustee........................................
         Section 1.4              Acts of Holders...............................................................
         Section 1.5              Notices, etc., to Trustee and Company.........................................
         Section 1.6              Notice to Holders; Waiver.....................................................
         Section 1.7              Trust Indenture Act...........................................................
         Section 1.8              Effect of Headings and Table of Contents......................................
         Section 1.9              Successors and Assigns........................................................
         Section 1.10             Separability Clause...........................................................
         Section 1.11             Benefits of Indenture.........................................................
         Section 1.12             Governing Law.................................................................
         Section 1.13             Legal Holidays................................................................
         Section 1.14             Counterparts..................................................................
         Section 1.15             Immunity of Shareholders, Directors,
                                  Officers and Agents of the Company and
                                  the Trustee...................................................................

                                                    ARTICLE II
                                                  SECURITY FORMS

         Section 2.1              Forms Generally...............................................................
         Section 2.2              Form of Face of Security......................................................
         Section 2.3              Form of Reverse of Security...................................................

                                                    ARTICLE III
                                                  THE SECURITIES

         Section 3.1              Title and Terms...............................................................
         Section 3.2              Denominations.................................................................
         Section 3.3              Execution, Authentication, Delivery and
                                  Dating........................................................................
         Section 3.4              Temporary Securities..........................................................
         Section 3.5              Registration, Registration of Transfer
                                  and Exchange..................................................................
         Section 3.6              Mutilated, Destroyed, Lost and Stolen
                                  Securities....................................................................
         Section 3.7              Payment of Interest; Interest Rights
                                  Preserved.....................................................................
         Section 3.8              Persons Deemed Owners.........................................................
         Section 3.9              Cancellation..................................................................
         Section 3.10             Computation of Interest.......................................................

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                                                    ARTICLE IV
                                        DEFEASANCE AND COVENANT DEFEASANCE

         Section 4.1              Company's Option to Effect Defeasance or
                                  Covenant Defeasance...........................................................
         Section 4.2              Defeasance and Discharge......................................................
         Section 4.3              Covenant Defeasance...........................................................
         Section 4.4              Conditions to Defeasance or Covenant
                                  Defeasance....................................................................
         Section 4.5              Deposited Money and U.S. Government
                                  Obligations to Be Held in Trusts;
                                  Other Miscellaneous Provisions................................................
         Section 4.6              Reinstatement.................................................................

                                                    ARTICLE V
                                                     REMEDIES

         Section 5.1              Events of Default.............................................................
         Section 5.2              Acceleration of Maturity; Rescission
                                  and Annulment.................................................................
         Section 5.3              Collection of Indebtedness and Suits
                                  for Enforcement by Trustee....................................................
         Section 5.4              Trustee May File Proofs of Claims.............................................
         Section 5.5              Trustee May Enforce Claims Without
                                  Possession of Securities......................................................
         Section 5.6              Application of Money Collected................................................
         Section 5.7              Limitation of Suits...........................................................
         Section 5.8              Unconditional Right of Holders to
                                  Receive Principal and Interest................................................
         Section 5.9              Restoration of Rights and Remedies............................................
         Section 5.10             Rights and Remedies Cumulative................................................
         Section 5.11             Delay or Omission Not Waiver..................................................
         Section 5.12             Control by Holders............................................................
         Section 5.13             Waiver of Past Defaults.......................................................
         Section 5.14             Waiver of Stay or Extension Laws..............................................

                                                    ARTICLE VI
                                                    THE TRUSTEE

         Section 6.1              Certain Duties and Responsibilities...........................................
         Section 6.2              Notice of Defaults............................................................
         Section 6.3              Certain Rights of Trustee.....................................................
         Section 6.4              Not Responsible for Recitals or
                                  Issuance of Securities........................................................
         Section 6.5              May Hold Securities...........................................................
         Section 6.6              Money Held in Trust...........................................................
         Section 6.7              Compensation and Reimbursement................................................
         Section 6.8              Qualification of Trustee; Conflicting
                                  Interests.....................................................................

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         Section 6.9              Corporate Trustee Required; Eligibility.......................................
         Section 6.10             Resignation and Removal; Appointment
                                  of Successor..................................................................
         Section 6.11             Acceptance of Appointment by Successor........................................
         Section 6.12             Merger, Conversion, Consolidation or
                                  Succession to Business........................................................
         Section 6.13             Preferential Collection of Claim
                                  Against Company...............................................................

                                                    ARTICLE VII
                                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 7.1              Preservation of Information; Company
                                  to Furnish Trustee Names and Addresses
                                  of Holders....................................................................
         Section 7.2              Communications to Holders.....................................................
         Section 7.3              Reports by Trustee............................................................
         Section 7.4              Reports by Company............................................................

                                                   ARTICLE VIII
                                CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 8.1              Company May Consolidate, Etc., Only
                                  On Certain Terms .............................................................
         Section 8.2              Successor Substituted ........................................................
                                                   ARTICLE IX
                                            SUPPLEMENTAL INDENTURES

         Section 9.1              Supplemental Indentures without Consent
                                  of Holders ...................................................................
         Section 9.2              Supplemental Indentures with Consent
                                  of Holders ...................................................................
         Section 9.3              Execution of Supplemental Indentures .........................................
         Section 9.4              Effect of Supplemental Indentures ............................................
         Section 9.5              Conformity with Trust Indenture Act ..........................................
         Section 9.6              Reference in Securities to Supplemental
                                  Indentures ...................................................................
         Section 9.7              Record Date ..................................................................

                                                  ARTICLE X
                                                  COVENANTS

         Section 10.1             Payment of Principal and Interest ............................................
         Section 10.2             Maintenance of Office or Agency ..............................................
         Section 10.3             Money for Security Payments to Be Held
                                  in Trust .....................................................................


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
         Section 10.4             Corporate Existence ..........................................................
         Section 10.5             Compliance Certificate .......................................................
         Section 10.6             Limitation on Issuance or Disposition
                                  of Stock of Significant Subsidiaries .........................................
         Section 10.7             Limitation on Liens ..........................................................

                                                 ARTICLE XI

                                          REDEMPTION OF SECURITIES

         Section 11.1             No Right of Redemption ......................................................

                                                ARTICLE XII
                                        SATISFACTION AND DISCHARGE

         Section 12.1             Satisfaction and Discharge of Indenture......................................
         Section 12.2             Application of Trust Money ..................................................

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